Operating Leases	12 Months Ended
Dec. 31, 2010
Operating Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
Operating Leases
The Company leases office space and equipment for its surgical facilities, including surgical facilities under development.  The lease agreements generally require the lessee to pay all maintenance, property taxes, utilities and insurance costs.  The Company accounts for operating lease obligations and sublease income on a straight-line basis.  Contingent obligations of the Company are recognized when specific contractual measures have been met, which is typically the result of an increase in the Consumer Price Index.  Lease obligations paid in advance are included in prepaid rent.  The difference between actual lease payments and straight-line lease expense over the original lease term, excluding optional renewal periods, is included in deferred rent.
The future minimum lease payments under non-cancelable operating leases at December 31, 2010 are as follows (in thousands):

2011	$22,675
2012	21,510
2013	18,726
2014	15,595
2015	9,692
Thereafter	39,571
Total minimum lease payments	$127,769
Total rent and lease expense was $24.5 million, $24.4 million and $20.9 million for the periods ended December 31, 2010, 2009 and 2008, respectively.  The Company incurred rental expense of $5.6 million, $5.6 million and $4.6 million under operating leases with physician investors and an entity that is an affiliate of one of the Company’s former directors for the periods ended December 31, 2010, 2009 and 2008, respectively.